CONSENT OF INDEPENDENT ACCOUNTANTS


We  consent  to  the  inclusion  in  Post-Effective   Amendment  No.  3  to  the
Registration Statement of Conseco Variable Annuity Account H (the "Account") on Form N-4 (File Nos. 333-90737 and 811-09693) of:

1) Our report dated February 9, 2001, on our audit of the financial statements of the Account; and

2) Our report dated April 6, 2001, on our audits of the financial statements of Conseco Variable Insurance Company.

We also consent to the reference to our Firm under the caption "Independent Accountants".



                                           /s/PricewaterhouseCoopers LLP
                                           -------------------------------
                                               PricewaterhouseCoopers LLP


Indianapolis, Indiana
April 26, 2001